UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:  811-21948

Cohen & Steers Closed-End Opportunity Fund, Inc.

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 832-3232

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2025

Item 1. Reports to Stockholders.

(a)

Cohen & Steers Closed-End Opportunity Fund, Inc.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2025. The total returns for the Cohen & Steers Closed-End Opportunity Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2025
Cohen & Steers Closed-End Opportunity Fund:
Net Asset Value Total Return(a)	8.33%
Market Price Total Return(a)	3.74%
S-Network All Taxable ex-Foreign Plus Capped Municipal CEF Index(b)	8.23%
S&P 500 Index(b)	6.20%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Net asset value (NAV) returns reflect fee waivers and/or expense reimbursements, without which the returns would be lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.087 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

(a)	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.
(b)

The S-Network All Taxable ex-Foreign plus Capped Municipal CEF Index is a market capitalization-weighted index comprising all taxable closed-end funds and diversified municipal bond funds, except for single-country funds and region-specific equity funds. The index reconstitutes and rebalances quarterly. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

Cohen & Steers Closed-End Opportunity Fund, Inc.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

Closed-end funds posted positive returns in the first half of 2025, navigating a complex environment characterized by shifting policy expectations, geopolitical tensions, and evolving monetary policy dynamics. The period was marked by significant volatility as markets grappled with the implications of new administration policies, trade tensions, and persistent inflation concerns.

The six-month period began with optimism surrounding expectations of a vibrant U.S. economy and potential benefits from reduced regulation under the new administration. However, market sentiment shifted dramatically as developments through the first quarter, including threats of a trade war, led to heightened volatility and prompted a rotation toward defensive sectors. The second quarter witnessed a sharp turnaround following a policy reversal and preliminary U.S.-China trade agreement, which restored investor confidence with mega-cap technology stocks leading the rally.

Inflation dynamics remained a persistent concern throughout the period, easing but remaining stubbornly above the Federal Reserve’s target. The Fed maintained its benchmark interest rate unchanged during the first half of the year, while Treasury yields exhibited range-bound behavior with periodic yield curve steepening (widening spreads between short- and long-term yields) in response to fiscal developments. The European Central Bank pursued a more accommodative stance, implementing multiple rate cuts amid easing inflation pressures.

All three major closed-end fund asset categories posted positive returns during the period, with performance varying significantly based on underlying exposures and market positioning. Overall, discounts to NAV narrowed substantially, providing an additional tailwind for investors beyond underlying asset performance.

Equity funds experienced robust performance, driven initially by single-commodity funds focused on precious metals, which benefited from economic uncertainty. The sector rotation that characterized the period initially favored defensive, income-generating assets, including utilities and health care sector funds. However, as sentiment improved in the second quarter, broadly diversified funds took leadership alongside globally oriented funds.

Taxable fixed income funds delivered positive returns, benefiting from the lower-rate environment and attractive income rates that drew investors’ attention. Credit-sensitive sectors generally outperformed their rate-sensitive counterparts, with convertible bond funds posting significant gains fueled by their exposure to growth and technology stocks. Tax-free municipal bond funds faced challenges from heightened interest rate volatility throughout the period.

Cohen & Steers Closed-End Opportunity Fund, Inc.

Fund Performance

The portfolio delivered positive total returns for the six-month period and outperformed its benchmark on a NAV basis, although it underperformed on a market price basis.

Within the equity category, fund selection and allocation decisions were significant contributors to relative performance. Fund selection within U.S. sector equity funds and positioning in global hybrid funds aided relative performance. An underweight allocation to utilities funds weighed on relative returns as these defensive assets performed well amid the period’s volatility, with utilities funds significantly outperforming while the Fund maintained minimal exposure to this sector.

The Fund’s commodity positioning provided mixed results during the period. Single-commodity funds delivered strong positive attribution through exposure to precious metals funds that benefited from economic uncertainty. However, the Fund’s significant overweight allocation to diversified commodity funds was the primary detractor from relative performance. This negative impact was largely driven by diversified commodity strategies that faced headwinds from commodity price volatility during the period.

Among fixed income closed-end funds, the Fund’s tactical positioning provided mixed results across various sectors. An underweight allocation to U.S. multi-sector bond funds contributed positively as these funds advanced but trailed broader funds. The Fund’s non-investment in collateralized loan funds added to relative performance amid negative returns for this sector. An underweight allocation to bank loan funds similarly contributed to relative returns as the sector underperformed the benchmark. Diversified municipal bond funds faced challenges from interest rate volatility, though the Fund’s underweight position contributed positively to relative performance.

Sincerely,

DOUGLAS R. BOND	JEFFREY PALMA
Portfolio Manager	Portfolio Manager

BRANDON ODENATH
Portfolio Manager

Cohen & Steers Closed-End Opportunity Fund, Inc.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

Cohen & Steers Closed-End Opportunity Fund, Inc.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2025

	1 Year	5 Years	10 Years	Since Inception(a)
Fund at NAV	16.56%	11.79%	8.09%	6.47%
Fund at Market Price	15.07%	12.99%	9.54%	6.38%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. NAV returns reflect fee waivers and/or expense reimbursements, without which the returns would be lower. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(a)	Commencement of investment operations was November 24, 2006.

Cohen & Steers Closed-End Opportunity Fund, Inc.

June 30, 2025

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Net Assets
Adams Diversified Equity Fund, Inc.	$23,812,918	6.9
PIMCO Dynamic Income Strategy Fund	22,312,515	6.5
Sprott Physical Gold & Silver Trust (Canada)	17,262,260	5.0
BlackRock Capital Allocation Term Trust	16,262,601	4.7
SPDR S&P 500 ETF Trust	15,446,250	4.5
General American Investors Co., Inc.	14,895,376	4.3
BlackRock ESG Capital Allocation Term Trust	13,307,557	3.9
Sprott Physical Gold Trust (Canada)	12,729,629	3.7
PIMCO Dynamic Income Fund	10,567,675	3.1
PIMCO Dynamic Income Opportunities Fund	10,207,824	3.0

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)

(Unaudited)

(b)	Includes Common Stock holdings.

Cohen & Steers Closed-End Opportunity Fund, Inc.

SCHEDULE OF INVESTMENTS

June 30, 2025 (Unaudited)

		Shares	Value

CLOSED-END FUNDS	86.2%
COMMODITY FUNDS	17.8%
DIVERSIFIED COMMODITY FUNDS	7.5%
Adams Natural Resources Fund, Inc.		170,985	$3,653,949
PIMCO Dynamic Income Strategy Fund		905,173	22,312,515

			25,966,464

SINGLE COMMODITY FUNDS	10.3%
Sprott Physical Gold & Silver Trust (Canada)(a)		573,497	17,262,260
Sprott Physical Gold Trust (Canada)(a)		502,155	12,729,629
Sprott Physical Silver Trust (Canada)(a)		440,145	5,387,375

			35,379,264

TOTAL COMMODITY FUNDS			61,345,728

EQUITY FUNDS	44.1%
GLOBAL HYBRID FUNDS	11.1%
BlackRock Capital Allocation Term Trust		1,074,148	16,262,601
BlackRock ESG Capital Allocation Term Trust		828,615	13,307,557
Calamos Long/Short Equity & Dynamic Income Trust		160,854	2,610,660
Guggenheim Active Allocation Fund		394,198	6,165,257

			38,346,075

MLP FUNDS	1.4%
Kayne Anderson Energy Infrastructure Fund		88,000	1,119,360
Neuberger Berman Energy Infrastructure & Income Fund, Inc.		287,000	2,583,000
Tortoise Energy Infrastructure Corp.		26,164	1,148,338

			4,850,698

OPTION INCOME FUNDS	8.2%
BlackRock Enhanced Large Cap Core Fund, Inc.		112,847	2,409,283
Eaton Vance Enhanced Equity Income Fund II		171,355	4,148,504
Eaton Vance Risk-Managed Diversified Equity Income Fund		487,446	4,406,512
Eaton Vance Tax-Managed Buy-Write Income Fund		154,963	2,237,666
Eaton Vance Tax-Managed Buy-Write Opportunities Fund		156,931	2,176,633
Eaton Vance Tax-Managed Diversified Equity Income Fund		295,617	4,573,195

See accompanying notes to financial statements.

Cohen & Steers Closed-End Opportunity Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Shares	Value
Eaton Vance Tax-Managed Global Diversified Equity Income Fund		954,977	$8,356,049

			28,307,842

REAL ESTATE, INCLUDING REITS FUNDS	0.5%
Nuveen Real Asset Income & Growth Fund		137,846	1,860,921

REGIONAL EMERGING MARKET EQUITY FUNDS	0.5%
China Fund, Inc.		25,624	381,541
Fidelity China Special Situations PLC		147,598	507,514
Morgan Stanley China A Share Fund, Inc.		27,000	371,952
Templeton Dragon Fund, Inc.		30,000	299,700

			1,560,707

U.S. GENERAL EQUITY FUNDS	18.2%
Adams Diversified Equity Fund, Inc.		1,096,864	23,812,918
Cornerstone Strategic Investment Fund, Inc.		734,931	5,967,640
Cornerstone Total Return Fund, Inc.		290,000	2,247,500
Eaton Vance Tax-Advantaged Dividend Income Fund		117,413	2,829,653
Eaton Vance Tax-Advantaged Global Dividend Income Fund		192,868	4,038,656
Gabelli Dividend & Income Trust		196,886	5,121,005
General American Investors Co., Inc.		265,799	14,895,376
Neuberger Berman Next Generation Connectivity Fund, Inc.		17,928	261,749
Royce Small-Cap Trust, Inc.		35,521	534,591
SRH Total Return Fund, Inc.		164,158	2,902,313

			62,611,401

U.S. SECTOR EQUITY FUNDS	0.8%
abrdn Healthcare Investors		107,573	1,666,306
abrdn Healthcare Opportunities Fund		52,845	971,819

			2,638,125

UTILITIES FUNDS	3.4%
Allspring Utilities & High Income Fund		10,000	115,500
DNP Select Income Fund, Inc.		601,704	5,890,682
Duff & Phelps Utility & Infrastructure Fund, Inc.		223,271	2,770,793

See accompanying notes to financial statements.

Cohen & Steers Closed-End Opportunity Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Shares	Value
NYLI CBRE Global Infrastructure Megatrends Term Fund		147,391	$2,094,426
Reaves Utility Income Fund		20,000	723,600

			11,595,001

TOTAL EQUITY FUNDS			151,770,770

FIXED INCOME FUNDS	17.9%
BANK LOAN FUNDS	2.0%
BlackRock Floating Rate Income Trust		86,865	1,087,550
Blackstone Long-Short Credit Income Fund		149,996	1,861,450
Eaton Vance Floating-Rate Income Trust		117,240	1,463,155
Eaton Vance Senior Floating-Rate Trust		182,258	2,208,967
Pioneer Floating Rate Fund, Inc.		40,000	392,800

			7,013,922

CONVERTIBLE BOND FUNDS	0.3%
Calamos Convertible & High Income Fund		106,100	1,166,039

GLOBAL INCOME FUNDS	8.4%
PIMCO Access Income Fund		538,167	8,131,704
PIMCO Dynamic Income Fund		557,073	10,567,675
PIMCO Dynamic Income Opportunities Fund		757,257	10,207,824

			28,907,203

HIGH YIELD BOND FUNDS	0.2%
Pioneer High Income Fund, Inc.		60,000	485,400

PREFERRED STOCK FUNDS	4.1%
Flaherty & Crumrine Dynamic Preferred & Income Fund, Inc.		114,827	2,357,398
Flaherty & Crumrine Preferred & Income Securities Fund		166,755	2,716,439
John Hancock Preferred Income Fund, Class INC		127,264	2,034,951
John Hancock Preferred Income Fund II, Class INC		124,424	1,967,144
John Hancock Preferred Income Fund III		26,447	377,134
John Hancock Premium Dividend Fund		339,697	4,473,810

			13,926,876

TAXABLE MUNICIPAL BOND FUNDS	0.3%
Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust		74,924	1,126,857

See accompanying notes to financial statements.

Cohen & Steers Closed-End Opportunity Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Shares	Value
U.S. HIGH YIELD BOND FUNDS	0.6%
BlackRock Debt Strategies Fund, Inc.		10,000	$105,600
KKR Income Opportunities Fund		37,779	474,504
PGIM Short Duration High Yield Opportunities Fund		94,450	1,590,538

			2,170,642

U.S. MULTI SECTOR BOND FUNDS	2.0%
Guggenheim Strategic Opportunities Fund		346,789	5,163,688
PIMCO High Income Fund		374,246	1,796,381

			6,960,069

TOTAL FIXED INCOME FUNDS			61,757,008

MUNICIPAL FUNDS	6.4%
DIVERSIFIED MUNICIPAL BOND FUNDS	4.0%
BlackRock MuniHoldings Fund, Inc.		70,447	789,006
BlackRock MuniVest Fund, Inc.		176,119	1,158,863
BlackRock MuniYield Fund, Inc.		48,315	485,083
BlackRock MuniYield Quality Fund III, Inc.		166,757	1,749,281
BlackRock MuniYield Quality Fund, Inc.		35,385	393,127
DWS Municipal Income Trust		60,000	530,400
Eaton Vance Municipal Bond Fund		90,857	878,587
Neuberger Berman Municipal Fund, Inc.		152,982	1,503,813
Nuveen AMT-Free Quality Municipal Income Fund		261,711	2,857,884
Nuveen Quality Municipal Income Fund		255,123	2,880,339
Putnam Municipal Opportunities Trust		34,200	338,238

			13,564,621

HIGH YIELD MUNICIPAL BOND FUNDS	2.4%
BNY Mellon Strategic Municipals, Inc.		176,400	1,044,288
Nuveen AMT-Free Municipal Credit Income Fund		197,978	2,361,878
Nuveen Municipal Credit Income Fund		225,560	2,688,675
Nuveen Municipal Credit Opportunities Fund		210,000	2,253,300

			8,348,141

TOTAL MUNICIPAL FUNDS			21,912,762

TOTAL CLOSED-END FUNDS (Identified cost—$253,609,533)			296,786,268

See accompanying notes to financial statements.

Cohen & Steers Closed-End Opportunity Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Shares	Value
COMMON STOCK	5.4%
AUTOMOBILES	0.1%
WeRide, Inc., ADR (China)(a)		30,000	$236,400

COMMUNICATION SERVICES	0.0%
Reddit, Inc., Class A(a)		1,000	150,570

ENERGY	0.5%
Venture Global, Inc., Class A		105,857	1,649,252

FINANCIAL	1.9%
Aspen Insurance Holdings Ltd., Class A (Bermuda)(a)		20,000	629,400
Berkshire Hathaway, Inc., Class B(a)		10,007	4,861,100
Bowhead Specialty Holdings, Inc.(a)		21,000	788,130
Etoro Group Ltd., Class A (Israel)(a)		2,500	166,475

			6,445,105

HEALTH CARE	1.1%
Concentra Group Holdings Parent, Inc.		82,420	1,695,380
Tempus AI, Inc.(a)		10,000	635,400
Waystar Holding Corp.(a)		37,000	1,512,190

			3,842,970

INDUSTRIALS	1.1%
StandardAero, Inc.(a)		20,000	633,000
UL Solutions, Inc., Class A		45,000	3,278,700

			3,911,700

INFORMATION TECHNOLOGY	0.7%
Astera Labs, Inc.(a)		4,000	361,680
Onestream, Inc.(a)		20,000	566,000
Rubrik, Inc., Class A(a)		7,000	627,130
SailPoint, Inc.(a)		30,000	685,800

			2,240,610

TOTAL COMMON STOCK (Identified cost—$13,472,891)			18,476,607

EXCHANGE-TRADED FUNDS	5.9%
COMMODITY FUNDS	0.8%
SINGLE COMMODITY FUNDS
SPDR Gold MiniShares Trust(a)		10,000	655,200
SPDR Gold Shares(a)		6,675	2,034,740

			2,689,940

See accompanying notes to financial statements.

Cohen & Steers Closed-End Opportunity Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Shares	Value
EQUITY FUNDS	5.1%
MLP FUNDS	0.2%
FT Energy Income Partners Enhanced Income ETF		38,937	$767,830

U.S. GENERAL EQUITY FUNDS	4.9%
Consumer Discretionary Select Sector SPDR Fund		6,500	1,412,645
SPDR S&P 500 ETF Trust		25,000	15,446,250

			16,858,895

TOTAL EQUITY FUNDS			17,626,725

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$17,175,044)			20,316,665

SHORT-TERM INVESTMENTS	2.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.25%(b)		6,836,831	6,836,831
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.27%(b)		1,173,658	1,173,658

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$8,010,489)			8,010,489

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$292,267,957)	99.8%		343,590,029
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2		564,569

NET ASSETS	100.0%		$344,154,598

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
MLP	Master Limited Partnership
SPDR	Standard & Poor’s Depositary Receipt

See accompanying notes to financial statements.

Cohen & Steers Closed-End Opportunity Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Closed-End Funds	$296,786,268	$—	$—	$296,786,268
Common Stock	18,476,607	—	—	18,476,607
Exchange-Traded Funds	20,316,665	—	—	20,316,665
Short-Term Investments	—	8,010,489	—	8,010,489

Total Investments in Securities(c)	$335,579,540	$8,010,489	$—	$343,590,029

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non–income producing security.
(b)	Rate quoted represents the annualized seven–day yield.
(c)	Portfolio holdings are disclosed individually on the Schedule of Investments.

See accompanying notes to financial statements.

Cohen & Steers Closed-End Opportunity Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2025 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$292,267,957)	$343,590,029
Cash	18,433
Receivable for:
Dividends	724,147
Investment securities sold	83,790
Other assets	743

Total Assets	344,417,142

LIABILITIES:
Payable for:
Investment management fees	262,544

Total Liabilities	262,544

NET ASSETS	$344,154,598

NET ASSETS consist of:
Paid-in capital	$292,853,479
Total distributable earnings/(accumulated loss)	51,301,119

$344,154,598

NET ASSET VALUE PER SHARE:
($344,154,598 ÷ 27,718,107 shares outstanding)	$12.42

MARKET PRICE PER SHARE	$12.62

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	1.61%

See accompanying notes to financial statements.

Cohen & Steers Closed-End Opportunity Fund, Inc.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2025 (Unaudited)

Investment Income:
Dividend income	$5,768,749

Expenses:
Investment management fees	1,562,000
Directors’ fees and expenses	6,842
Miscellaneous	418

Total Expenses	1,569,260
Reduction of Expenses (See Note 2)	(7,260)

Net Expenses	1,562,000

Net Investment Income (Loss)	4,206,749

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	8,394,785
Capital gain distributions from underlying funds	2,712,228

Net realized gain (loss)	11,107,013

Net change in unrealized appreciation (depreciation) on:
Investments in securities	11,492,180
Foreign currency translations	394

Net change in unrealized appreciation (depreciation)	11,492,574

Net Realized and Unrealized Gain (Loss)	22,599,587

Net Increase (Decrease) in Net Assets Resulting from Operations	$26,806,336

See accompanying notes to financial statements.

Cohen & Steers Closed-End Opportunity Fund, Inc.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2025	For the Year Ended December 31, 2024
Change in Net Assets:
From Operations:
Net investment income (loss)	$4,206,749	$8,479,613
Net realized gain (loss)	11,107,013	15,264,079
Net change in unrealized appreciation (depreciation)	11,492,574	36,861,923

Net increase (decrease) in net assets resulting from operations	26,806,336	60,605,615

Distributions to shareholders	(14,450,188)	(10,905,828)
Tax return of capital to shareholders	—	(17,900,412)

Total distributions	(14,450,188)	(28,806,240)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	747,101	1,409,254

Total increase (decrease) in net assets	13,103,249	33,208,629

Net Assets:
Beginning of period	331,051,349	297,842,720

End of period	$344,154,598	$331,051,349

See accompanying notes to financial statements.

Cohen & Steers Closed-End Opportunity Fund, Inc.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2025		For the Year Ended December 31,
			2024	2023	2022	2021	2020
Per Share Operating Data:
Net asset value, beginning of period	$11.97		$10.82	$10.62	$14.19	$12.82	$13.70

Income (loss) from investment operations:

Net investment income (loss)(a)(b)	0.15		0.31	0.39	0.48	0.32	0.31
Net realized and unrealized gain (loss)	0.82		1.88	0.85	(3.01)	2.09	(0.15)

Total from investment operations	0.97		2.19	1.24	(2.53)	2.41	0.16

Less dividends and distributions to shareholders from:

Net investment income	(0.52)		(0.36)	(0.41)	(0.49)	(0.37)	(0.29)
Net realized gain	—		(0.03)	—	(0.11)	(0.67)	—
Tax return of capital	—		(0.65)	(0.63)	(0.44)	—	(0.75)

Total dividends and distributions to shareholders	(0.52)		(1.04)	(1.04)	(1.04)	(1.04)	(1.04)

Anti-dilutive effect from the issuance of reinvested shares	0.00	(c)	0.00 (c)	—	—	—	—

Net increase (decrease) in net asset value	0.45		1.15	0.20	(3.57)	1.37	(0.88)

Net asset value, end of period	$12.42		$11.97	$10.82	$10.62	$14.19	$12.82

Market price, end of period	$12.62		$12.70	$11.20	$10.45	$14.78	$12.42

Net asset value total return(d)	8.33	%(e)	20.91%	12.31%	-18.08%	19.38%	2.69%

Market price total return(d)	3.74	%(e)	23.93%	18.15%	-22.61%	28.35%	1.56%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$344.2		$331.1	$297.8	$291.2	$388.1	$349.1

Ratios to average daily net assets:

Expenses (before expense reduction)(f)	0.95	%(g)	0.95%	0.95%	0.95%	0.95%	0.96%

Expenses (net of expense reduction)(f)	0.95	%(g)	0.95%	0.95%	0.95%	0.95%	0.95%

See accompanying notes to financial statements.

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FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2025		For the Year Ended December 31,
			2024	2023	2022	2021	2020
Net investment income (loss) (before expense reduction)(b)(f)	2.56	%(g)	2.65%	3.64%	4.09%	2.31%	2.63%

Net investment income (loss) (net of expense reduction)(b)(f)	2.56	%(g)	2.65%	3.64%	4.09%	2.31%	2.64%

Portfolio turnover rate	22	%(e)	30%	36%	52%	60%	54%

(a)	Calculation based on average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions of the underlying funds in which the Fund invests.
(c)	Amount is less than $0.005.
(d)Net

asset value total return measures the change in net asset value per share over the period indicated. Market price total return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(e)	Not annualized.
(f)	Does not include expenses incurred by the underlying funds in which the Fund invests.
(g)	Annualized.

See accompanying notes to financial statements.

Cohen & Steers Closed-End Opportunity Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Closed-End Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 14, 2006 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is to achieve total return, consisting of high current income and potential capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds and closed-end interval funds are valued at net asset value (NAV).

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of June 30, 2025 are disclosed in the Fund’s Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from closed-end funds (CEFs) and exchange-traded funds (ETFs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the CEFs and ETFs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the CEFs and ETFs and may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2025 the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund’s taxable income after December 31, 2025, the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2025: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date/ Record Date	Payable Date	Amount
7/15/25	7/31/25	$0.087
8/12/25	8/29/25	$0.087
9/9/25	9/30/25	$0.087

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2025, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the Fund.

The investment manager is also responsible, under the investment management agreement, for the performance of certain administrative functions for the Fund. Additionally, the investment manager pays certain expenses of the Fund, including, but not limited to, administrative and custody fees, transfer agent fees, professional fees, and reports to shareholders.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The investment manager has contractually agreed to reimburse the Fund so that its total annual operating expenses (exclusive of brokerage fees and commissions, taxes, and upon approval of the Board of Directors, extraordinary expenses) do not exceed 0.95% of the Fund’s average daily net assets of the Fund. This commitment is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment manager and will terminate automatically in the event of termination of the investment management agreement between the investment manager and the Fund. For the six months ended June 30, 2025, fees waived and/or expenses reimbursed totaled $7,260.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to interested directors and officers.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2025, totaled $70,425,456 and $73,529,075, respectively.

Note 4. Income Tax Information

As of June 30, 2025, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$292,267,957

Gross unrealized appreciation on investments	$58,090,971
Gross unrealized depreciation on investments	(6,768,899)

Net unrealized appreciation (depreciation) on investments	$51,322,072

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2025, the Fund issued 61,805 shares of common stock at $747,101 for the reinvestment of dividends. During the year ended December 31, 2024, the Fund issued 120,338 shares of common stock at $1,409,254 for the reinvestment of dividends.

On December 10, 2024, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding as of January 1, 2025 through December 31, 2025.

During the six months ended June 30, 2025 and the year ended December 31, 2024, the Fund did not effect any repurchases.

Cohen & Steers Closed-End Opportunity Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Other Risks

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the shares may trade at, above or below NAV.

Investing in Other Investment Companies Risk: Since the Fund concentrates its assets in closed-end management investment companies, risks of investing in the Fund include the risks associated with the purchased closed-end investment companies’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased closed-end investment companies (“Portfolio Funds”). Shareholders will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Risks associated with investments in closed-end funds generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification.

To the extent the Fund invests a portion of its assets in other investment companies, including open-end funds, exchange-traded funds and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment funds. In addition, restrictions under the 1940 Act may limit the Fund’s ability to invest in other investment companies to the extent desired.

Sector Concentration Risk: Some Portfolio Funds invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of the particular sector or industry group. To the extent a Portfolio Fund focuses its investments in a specific sector, such as real estate, energy or utilities, the Portfolio Fund will be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk.

Gold, Silver and Other Precious Metals Risk: The Fund may invest in Portfolio Funds that invest in gold, silver and other precius metals. Investments related to gold, silver and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold, silver and other precious metals may fluctuate sharply over short periods of time due to: changes in inflation or expectations regarding inflation in various countries; the availability of supplies of gold, silver and other precious metals; changes in industrial and commercial demand; gold, silver and other precious metals sales by governments, central banks or international agencies; investment speculation, monetary and other economic policies of various governments; and government restrictions on private ownership of gold, silver and other precious metals. No income is derived from holding physical gold, silver or other precious metals, which is

Cohen & Steers Closed-End Opportunity Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

unlike securities that may pay dividends or make other current payments. Although a Portfolio Fund may have contractual protections with respect to the credit risk of their custodian, gold or silver held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. If a Portfolio Fund holds physical gold or silver, the Portfolio Fund is also subject to an increased risk of loss and expense in connection with the transportation of such assets to and from the Portfolio Fund’s custodian. In addition, gains derived from trading in gold and other precious metals may result in negative tax consequences due to appreciation in value, which could limit the ability of a Portfolio Fund to sell its holdings of physical gold or silver at the desired time.

Covered Call Writing Risk: The Fund may invest in Portfolio Funds that engage in a strategy known as “covered call option writing,” which is designed to produce income from option premiums and offset a portion of a market decline in the underlying security. The writer (seller) of a covered call option forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Municipal Bond Risk: The Fund may invest in Portfolio Funds that invest in municipal bonds. Municipal bonds are debt obligations issued by states or by political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer’s power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer’s financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity. Lower quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds.

Master Limited Partnership Risk: The Fund may invest in Portfolio Funds that invest in master limited partnerships (MLPs). An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Senior Loans Risk: The Fund may invest in Portfolio Funds that invest in senior loans. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce a Portfolio Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which certain Portfolio Funds may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments.

Preferred Securities Risk: The Fund may invest in Portfolio Funds that invest in preferred securities. Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Leverage Risk: Portfolio Funds may employ the use of leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Portfolio Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Portfolio Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders, including the Fund. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders, including the Fund, would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

appreciation than if the Portfolio Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Portfolio Fund had been unlevered. To the extent that the Portfolio Fund is required or elects to reduce its leverage, the Portfolio Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Foreign (Non-U.S.) and Emerging Market Securities Risk: Some of the securities held by certain of the Portfolio Funds may be issued by foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future.

Common Stock Risk: The Fund may invest in common stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition,

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Market Disruption and Geopolitical Risk: Geopolitical events, such as war (including ongoing conflicts in Ukraine and the Middle East), terrorist attacks, natural or environmental disasters (including hurricanes, wildfires, and flooding), country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, have led and may in the future lead to market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Russia’s military invasion of Ukraine significantly amplified already existing geopolitical tensions. The U.S. and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity.

Ongoing conflicts in the Middle East could have similar negative impacts. The possibility of a prolonged conflict, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets.

Systemic risk events in the financial sectors and/or resulting government actions can negatively impact investments held by the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. In addition, raising the U.S. Government debt ceiling has become increasingly politicized. Any failure to increase the total amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations. A default or a threat of default by

Cohen & Steers Closed-End Opportunity Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the U.S. Government would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments.

The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, AI Technologies), may pose risks to the Fund. For instance, the rapid advanced development of AI Technologies and efforts to regulate or control its use and advancement may have significant positive or negative impacts on a wide range of different industries and the global economy. It is not possible to predict which companies, sectors, or economies may benefit or be disadvantaged by such developments, nor is it possible to determine the full extent of current or future risks related thereto.

Some political leaders around the world (including in the U.S. and certain European nations) have been and may be elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.

Regulatory Risk: Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. These regulations or any laws and regulations that maybe adopted in the future may restrict the Fund’s ability to engage in transactions or raise additional capital and/or increase overall expenses of the Fund.

Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.

The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Cohen & Steers Closed-End Opportunity Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Cybersecurity Risk: With the increased use of technologies such as the Internet and AI Technologies, and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the investment manager), and their own service providers, may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Fund, the investment manager, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.

Each of the Fund and the investment manager may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

Note 7. Operating Segments

An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive committee of the Fund’s investment manager and the Fund’s chief executive officer and chief financial officer act as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s total returns, expense ratios, subscriptions and redemptions, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements.

Cohen & Steers Closed-End Opportunity Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2025 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Cohen & Steers Closed-End Opportunity Fund, Inc.

PROXY RESULTS (Unaudited)

The Fund’s shareholders voted on the following proposals at the annual meeting held on April 24, 2025. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:

Joseph M. Harvey	20,931,420	547,615
Gerald J. Maginnis	20,971,451	507,584
Daphne L. Richards	20,929,243	549,793

Cohen & Steers Closed-End Opportunity Fund, Inc.

(The following pages are unaudited)

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT, is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Changes to the Portfolio Management Team

Effective April 1, 2025, Brandon Odenath was added as a portfolio manager of the Fund.

Cohen & Steers Closed-End Opportunity Fund, Inc.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund (the Board), including a majority of the directors who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 3, 2025 and at a meeting of the full Board held on June 17, 2025. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Management Agreement in executive sessions on June 16 and 17, 2025. At the meeting of the full Board on June 17, 2025, the Management Agreement was unanimously continued for a term ending June 30, 2026 by the Board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Management Agreement, the Board reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board. The Board also spoke directly with a representative of the independent data provider and met with investment management personnel. In addition, the Board considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board also considered information provided by the Investment Manager in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Manager in response to a supplemental request. In particular, the Board considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board further noted the Investment Manager’s ability to attract qualified and experienced personnel. The Board also considered the administrative services provided by the Investment Manager, including

Cohen & Steers Closed-End Opportunity Fund, Inc.

compliance and accounting services. After consideration of the above factors, among others, the Board concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked blended benchmark. The Board considered that, on a net asset value basis (NAV), the Fund outperformed the Peer Group median for the one-year period ended March 31, 2025, ranking one out of six peers, and underperformed the Peer Group medians for the three-, five- and ten-year periods ended March 31, 2025, ranking four out of six peers, four out of six peers and five out of six peers, respectively. The Board noted that, on a NAV basis, the Fund outperformed its linked benchmark for the one-, three-, five- and ten-year periods ended March 31, 2025. The Board considered that due to the unique nature of the Fund, it is difficult to make quantitative comparisons of the Fund’s performance among the Peer Group. The Board engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance. The Board also considered additional supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s performance in managing similarly managed funds and accounts. The Board determined that Fund performance, in light of all considerations noted above, supported the continuation of the Management Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board considered the contractual and actual management fees paid by the Fund, as well as the Fund’s total expense ratio. As part of its analysis, the Board gave consideration to the fee and expense analyses provided by the independent data provider. The Board noted that the Fund’s actual management fee was lower than the Peer Group median, ranking three out of six peers. The Board also noted that the Fund’s total expense ratio was the lowest in the Peer Group, ranking one out of six peers. The Board considered the effect the unitary fee charged by the Investment Manager, which limits total expenses of the Fund, has on the Fund’s actual management fee and total expense ratio rankings. In light of the considerations above, the Board concluded that the Fund’s current expense structure was satisfactory.

The Board also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, which the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board considered that, as a closed-end fund, the

Cohen & Steers Closed-End Opportunity Fund, Inc.

Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board also compared the services rendered and fees paid under the Management Agreement to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does to institutional or subadvised accounts. The Board also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

Cohen & Steers Closed-End Opportunity Fund, Inc.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Transaction history and account transactions

•  Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For non-affiliates to market to you	No	We don’t share

Questions? Call 866-227-0757

Cohen & Steers Closed-End Opportunity Fund, Inc.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Registered Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

•  Open an account or buy securities from us

•  Provide account information or give us your contact information

•  Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•  sharing for affiliates’ everyday business purposes—information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

Cohen & Steers Closed-End Opportunity Fund, Inc.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS

REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS

INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS

INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS FUTURE OF ENERGY FUND

•	Designed for investors seeking total return, investing primarily in securities of traditional and alternative energy companies

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

Cohen & Steers Closed-End Opportunity Fund, Inc.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director and Chair

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Douglas R. Bond

Vice President

Yigal D. Jhirad

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	FOF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE

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Semi-Annual Report June 30, 2025

Cohen & Steers

Closed-End

Opportunity

Fund (FOF)

FOFSAR

(b)

Notice of Internet Availability of Shareholder Report(s)

COHEN & STEERS ID:	XXXXX XXXXX XXXXX XXXXX

Important Fund Report(s) Now Available Online and In Print by Request. Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. we encourage you to review the report(s) at the website below:

https://www.cohenandsteers.com/funds/fund-literature

Cohen & Steers Closed-End Opportunity Fund

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

1-866-345-5954

www.FundReports.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included in Item 1 above.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies. (a) Not applicable.

(b)	Effective April 1, 2025, Brandon Odenath was added as a portfolio manager of the Registrant. Douglas R. Bond and Jeffrey Palma continue to serve as portfolio managers of the Registrant.

Information pertaining to Mr. Odenath, as of July 31, 2025, is set forth below.

Brandon Odenath • Portfolio manager since April 2025	Vice President of Cohen & Steers Capital Management, Inc. (the “Advisor”) since 2024. Prior to that, Research Associate of the Advisor since 2017.

Mr. Odenath manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The following tables show, as of July 31, 2025, the number of other accounts he managed in each of the listed categories and the total assets in the other accounts managed within each category. None of the accounts managed by Mr. Odenath are subject to performance-based fees.

Brandon Odenath	Number of accounts	Total assets

• Registered investment companies	1	$344,340,517

• Other pooled investment vehicles	1	$54,271,701

• Other accounts	2	$239,506,493

Share Ownership. As of June 30, 2025, Mr. Odenath did not own securities of the Registrant.

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the Registrant’s investment advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the investment advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the investment advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Registrant’s investment advisor and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the investment advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The investment advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the investment advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the investment advisor’s parent, CNS. The investment advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the investment advisor’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation.

The Registrant’s investment advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the S-Network All Taxable ex-Foreign Plus Capped Municipal CEF Index and other broad based indexes based on the asset classes managed by each portfolio manager. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The investment advisor has three funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Registrant’s investment advisor and CNS. While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors implemented after the Registrant last provided disclosure in response to this Item.

Item 16. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: September 5, 2025